                                                                    Exhibit 99.2



      Certification Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002


         The following statement is provided by the undersigned to accompany the Form 10-Q for the period ended September 30, 2002 pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350) and shall not be deemed filed pursuant to any provision of the Exchange Act of 1934 or any other securities law.

         The undersigned certifies that the foregoing Report on Form 10-Q fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. 78m) and that the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Ispat Inland Inc.



Date:   October 28, 2002                       /s/  MICHAEL G. RIPPEY
      ----------------------            -------------------------------------
                                        Michael G. Rippey
                                        Vice President, Finance & Administration
                                           and Chief Financial Officer
                                        Ispat Inland Inc.









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